GOLDMAN SACHS TRUST

Class A, Class B, Class C, Institutional, Service,
Class IR and Class R Shares of the

Goldman Sachs High Yield Fund

Supplement dated December 13, 2010 to the
Prospectus dated July 29, 2010 (the “Prospectus”)

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs High Yield Fund — Summary — Portfolio Management” section of the Prospectus:

Portfolio Managers:  Rob Cignarella, CFA, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since 2003; Rachel C. Golder, Managing Director, Co-Head of High Yield and Bank Loans team and Co-Head of Global Credit Research, has managed the Fund since 2009; Michael Goldstein, Managing Director and Co-Head of High Yield and Bank Loans team, has managed the Fund since 2010.

The following is added to the table in the “Service Providers — Fund Managers — Fixed Income Portfolio Management Team” section of the Prospectus:

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Michael Goldstein Managing Director, Co-Head High Yield & Bank Loans	Portfolio Manager— High Yield	Since 2010	Mr. Goldstein is a Co-Head of the High Yield and Bank Loan team. Mr. Goldstein joined the Investment Adviser in 2010. Prior to joining GSAM he was a partner and director of high yield at Lord Abbett where he was responsible for managing high yield mutual funds and separately managed accounts. Mr. Goldstein joined Lord Abbett in 1997.

This Supplement should be retained with your Prospectus for future reference.

SSHYPM2STK 12-10